Quarterly Performance Summary
BB&T Corporation
First Quarter 2019

Financial Highlights
	Quarter Ended
	March 31%
(Dollars in millions, except per share data, shares in thousands)	2019	2018	Change
Summary Income Statement
Interest income	$2,197	$1,944	13.0%
Interest expense	477	288	65.6
Net interest income - taxable equivalent	1,720	1,656	3.9
Less: Taxable-equivalent adjustment	24	23	4.3
Net interest income	1,696	1,633	3.9
Provision for credit losses	155	150	3.3
Net interest income after provision for credit losses	1,541	1,483	3.9
Noninterest income	1,202	1,180	1.9
Noninterest expense	1,768	1,686	4.9
Income before income taxes	975	977	(0.2)
Provision for income taxes	177	186	(4.8)
Net income	798	791	0.9
Noncontrolling interests	6	3	100.0
Preferred stock dividends	43	43	—
Net income available to common shareholders	749	745	0.5
Per Common Share Data
Earnings per share-basic	$0.98	$0.96	2.1%
Earnings per share-diluted	0.97	0.94	3.2
Cash dividends declared	0.405	0.375	8.0
Common equity	36.26	34.06	6.5
Tangible common equity (1)	22.78	21.13	7.8
End of period shares outstanding	765,920	779,752	(1.8)
Weighted average shares outstanding-basic	764,135	779,617	(2.0)
Weighted average shares outstanding-diluted	774,071	791,005	(2.1)
Performance Ratios
Return on average assets	1.43%	1.45%
Return on average risk-weighted assets	1.77	1.81
Return on average common shareholders' equity	11.08	11.43
Return on average tangible common shareholders' equity (2)	18.36	19.11
Net interest margin - taxable equivalent	3.51	3.44
Fee income ratio	41.5	41.9
Efficiency ratio-GAAP	61.0	60.0
Efficiency ratio-adjusted (2)	56.6	57.3
Credit Quality
Nonperforming assets as a percentage of:
Assets	0.26%	0.30%
Loans and leases plus foreclosed property	0.39	0.47
Net charge-offs as a percentage of average loans and leases	0.40	0.41
Allowance for loan and lease losses as a percentage of loans and leases held for investment	1.05	1.05
Ratio of allowance for loan and lease losses to nonperforming loans and leases held for investment	2.97x	2.49x
Average Balances
Assets	$225,573	$221,419	1.9%
Securities (3)	46,734	48,374	(3.4)
Loans and leases	148,790	143,906	3.4
Deposits	160,045	157,138	1.8
Common shareholders' equity	27,432	26,428	3.8
Shareholders' equity	30,541	29,528	3.4
Period-End Balances
Assets	$227,683	$220,729	3.2%
Securities (3)	46,410	47,407	(2.1)
Loans and leases	149,891	144,206	3.9
Deposits	159,766	158,196	1.0
Common shareholders' equity	27,770	26,559	4.6
Shareholders' equity	30,883	29,662	4.1
Capital Ratios (current quarter is preliminary)
Risk-based:
Common equity Tier 1	10.3%	10.2%
Tier 1	11.9	12.0
Total	14.2	14.0
Leverage	10.1	9.9
Applicable ratios are annualized.
(1) Represents a non-GAAP measure. See the calculations and management's reasons for using this measure in the Preliminary Capital Information - Five Quarter Trend section of this supplement.
(2) Represents a non-GAAP measure. See the calculation and management's reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.
(3) Includes AFS and HTM securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

BB&T Corporation 1

Financial Highlights - Five Quarter Trend
	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions, except per share data, shares in thousands)	2019	2018	2018	2018	2018
Summary Income Statement
Interest income	$2,197	$2,160	$2,096	$2,016	$1,944
Interest expense	477	431	382	337	288
Net interest income - taxable equivalent	1,720	1,729	1,714	1,679	1,656
Less: Taxable-equivalent adjustment	24	24	27	22	23
Net interest income	1,696	1,705	1,687	1,657	1,633
Provision for credit losses	155	146	135	135	150
Net interest income after provision for credit losses	1,541	1,559	1,552	1,522	1,483
Noninterest income	1,202	1,235	1,239	1,222	1,180
Noninterest expense	1,768	1,784	1,742	1,720	1,686
Income before income taxes	975	1,010	1,049	1,024	977
Provision for income taxes	177	205	210	202	186
Net income	798	805	839	822	791
Noncontrolling interests	6	7	7	3	3
Preferred stock dividends	43	44	43	44	43
Net income available to common shareholders	749	754	789	775	745
Per Common Share Data
Earnings per share-basic	$0.98	$0.99	$1.02	$1.00	$0.96
Earnings per share-diluted	0.97	0.97	1.01	0.99	0.94
Cash dividends declared	0.405	0.405	0.405	0.375	0.375
Common equity	36.26	35.46	34.90	34.51	34.06
Tangible common equity (1)	22.78	21.89	21.40	21.53	21.13
End of period shares outstanding	765,920	763,326	770,620	774,447	779,752
Weighted average shares outstanding-basic	764,135	765,013	771,562	775,836	779,617
Weighted average shares outstanding-diluted	774,071	775,402	781,867	785,750	791,005
Performance Ratios
Return on average assets	1.43%	1.43%	1.49%	1.49%	1.45%
Return on average risk-weighted assets	1.77	1.77	1.85	1.85	1.81
Return on average common shareholders' equity	11.08	11.14	11.69	11.74	11.43
Return on average tangible common shareholders' equity (2)	18.36	18.77	19.74	19.52	19.11
Net interest margin - taxable equivalent	3.51	3.49	3.47	3.45	3.44
Fee income ratio	41.5	42.0	42.3	42.5	41.9
Efficiency ratio-GAAP	61.0	60.7	59.5	59.7	60.0
Efficiency ratio-adjusted (2)	56.6	56.5	57.3	57.4	57.3
Credit Quality
Nonperforming assets as a percentage of:
Assets	0.26%	0.26%	0.27%	0.28%	0.30%
Loans and leases plus foreclosed property	0.39	0.39	0.41	0.43	0.47
Net charge-offs as a percentage of average loans and leases	0.40	0.38	0.35	0.30	0.41
Allowance for loan and lease losses as a percentage of loans and leases held for investment	1.05	1.05	1.05	1.05	1.05
Ratio of allowance for loan and lease losses to nonperforming loans and leases held for investment	2.97x	2.99x	2.86x	2.74x	2.49x
Average Balances
Assets	$225,573	$223,625	$222,674	$221,344	$221,419
Securities (3)	46,734	46,610	46,299	47,145	48,374
Loans and leases	148,790	148,457	147,489	145,752	143,906
Deposits	160,045	157,842	157,271	157,676	157,138
Common shareholders' equity	27,432	26,860	26,782	26,483	26,428
Shareholders' equity	30,541	29,965	29,887	29,585	29,528
Period-End Balances
Assets	$227,683	$225,697	$222,885	$222,681	$220,729
Securities (3)	46,410	45,590	45,368	45,668	47,407
Loans and leases	149,891	150,001	147,712	147,798	144,206
Deposits	159,766	161,199	154,556	159,475	158,196
Common shareholders' equity	27,770	27,069	26,895	26,727	26,559
Shareholders' equity	30,883	30,178	30,007	29,832	29,662
Capital Ratios (current quarter is preliminary)
Risk-based:
Common equity Tier 1	10.3%	10.2%	10.2%	10.2%	10.2%
Tier 1	11.9	11.8	11.9	11.9	12.0
Total	14.2	13.8	13.9	13.9	14.0
Leverage	10.1	9.9	10.0	10.0	9.9
Applicable ratios are annualized.
(1) Represents a non-GAAP measure. See the calculations and management's reasons for using this measure in the Preliminary Capital Information - Five Quarter Trend section of this supplement.
(2) Represents a non-GAAP measure. See the calculation and management's reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.
(3) Includes AFS and HTM securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

2 BB&T Corporation

Consolidated Statements of Income
	Quarter Ended
	March 31		Change
(Dollars in millions, except per share data, shares in thousands)	2019	2018	$	%
Interest Income
Interest and fees on loans and leases	$1,839	$1,605	$234	14.6%
Interest and dividends on securities	302	291	11	3.8
Interest on other earning assets	32	25	7	28.0
Total interest income	2,173	1,921	252	13.1
Interest Expense
Interest on deposits	253	118	135	114.4
Interest on short-term borrowings	32	20	12	60.0
Interest on long-term debt	192	150	42	28.0
Total interest expense	477	288	189	65.6
Net Interest Income	1,696	1,633	63	3.9
Provision for credit losses	155	150	5	3.3
Net Interest Income After Provision for Credit Losses	1,541	1,483	58	3.9
Noninterest Income
Insurance income	510	436	74	17.0
Service charges on deposits	171	165	6	3.6
Investment banking and brokerage fees and commissions	111	113	(2)	(1.8)
Mortgage banking income	63	99	(36)	(36.4)
Trust and investment advisory revenues	68	72	(4)	(5.6)
Bankcard fees and merchant discounts	70	69	1	1.4
Checkcard fees	55	52	3	5.8
Operating lease income	35	37	(2)	(5.4)
Income from bank-owned life insurance	28	31	(3)	(9.7)
Other income	91	106	(15)	(14.2)
Total noninterest income	1,202	1,180	22	1.9
Noninterest Expense
Personnel expense	1,087	1,039	48	4.6
Occupancy and equipment expense	187	194	(7)	(3.6)
Software expense	72	65	7	10.8
Outside IT services	30	32	(2)	(6.3)
Regulatory charges	18	40	(22)	(55.0)
Amortization of intangibles	32	33	(1)	(3.0)
Loan-related expense	25	29	(4)	(13.8)
Professional services	31	30	1	3.3
Merger-related and restructuring charges, net	80	28	52	185.7
Other expense	206	196	10	5.1
Total noninterest expense	1,768	1,686	82	4.9
Earnings
Income before income taxes	975	977	(2)	(0.2)
Provision for income taxes	177	186	(9)	(4.8)
Net income	798	791	7	0.9
Noncontrolling interests	6	3	3	100.0
Preferred stock dividends	43	43	—	—
Net income available to common shareholders	$749	$745	$4	0.5%
Earnings Per Common Share
Basic	$0.98	$0.96	$0.02	2.1%
Diluted	0.97	0.94	0.03	3.2
Weighted Average Shares Outstanding
Basic	764,135	779,617	(15,482)	(2.0)
Diluted	774,071	791,005	(16,934)	(2.1)

BB&T Corporation 3

Consolidated Statements of Income - Five Quarter Trend
	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions, except per share data, shares in thousands)	2019	2018	2018	2018	2018
Interest Income
Interest and fees on loans and leases	$1,839	$1,830	$1,772	$1,687	$1,605
Interest and dividends on securities	302	292	283	294	291
Interest on other earning assets	32	14	14	13	25
Total interest income	2,173	2,136	2,069	1,994	1,921
Interest Expense
Interest on deposits	253	206	172	148	118
Interest on short-term borrowings	32	39	29	23	20
Interest on long-term debt	192	186	181	166	150
Total interest expense	477	431	382	337	288
Net Interest Income	1,696	1,705	1,687	1,657	1,633
Provision for credit losses	155	146	135	135	150
Net Interest Income After Provision for Credit Losses	1,541	1,559	1,552	1,522	1,483
Noninterest Income
Insurance income	510	487	448	481	436
Service charges on deposits	171	185	183	179	165
Investment banking and brokerage fees and commissions	111	139	116	109	113
Mortgage banking income	63	86	79	94	99
Trust and investment advisory revenues	68	70	71	72	72
Bankcard fees and merchant discounts	70	74	72	72	69
Checkcard fees	55	56	56	57	52
Operating lease income	35	35	37	36	37
Income from bank-owned life insurance	28	28	27	30	31
Securities gains (losses), net	—	2	—	1	—
Other income	91	73	150	91	106
Total noninterest income	1,202	1,235	1,239	1,222	1,180
Noninterest Expense
Personnel expense	1,087	1,096	1,104	1,074	1,039
Occupancy and equipment expense	187	188	189	187	194
Software expense	72	70	70	67	65
Outside IT services	30	35	33	32	32
Regulatory charges	18	18	37	39	40
Amortization of intangibles	32	34	33	31	33
Loan-related expense	25	25	28	26	29
Professional services	31	43	33	32	30
Merger-related and restructuring charges, net	80	76	18	24	28
Other expense	206	199	197	208	196
Total noninterest expense	1,768	1,784	1,742	1,720	1,686
Earnings
Income before income taxes	975	1,010	1,049	1,024	977
Provision for income taxes	177	205	210	202	186
Net income	798	805	839	822	791
Noncontrolling interests	6	7	7	3	3
Preferred stock dividends	43	44	43	44	43
Net income available to common shareholders	$749	$754	$789	$775	$745
Earnings Per Common Share
Basic	$0.98	$0.99	$1.02	$1.00	$0.96
Diluted	0.97	0.97	1.01	0.99	0.94
Weighted Average Shares Outstanding
Basic	764,135	765,013	771,562	775,836	779,617
Diluted	774,071	775,402	781,867	785,750	791,005

4 BB&T Corporation

Segment Financial Performance - Preliminary
	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions)	2019	2018	2018	2018	2018
Community Banking Retail and Consumer Finance
Net interest income (expense)	$843	$881	$880	$853	$837
Net intersegment interest income (expense)	109	87	76	69	48
Segment net interest income	952	968	956	922	885
Allocated provision for credit losses	130	151	121	110	122
Noninterest income	322	352	347	355	340
Noninterest expense	645	658	657	659	660
Income (loss) before income taxes	499	511	525	508	443
Provision (benefit) for income taxes	120	124	129	125	109
Segment net income (loss)	$379	$387	$396	$383	$334

Community Banking Commercial
Net interest income (expense)	$536	$532	$513	$491	$464
Net intersegment interest income (expense)	44	59	58	54	70
Segment net interest income	580	591	571	545	534
Allocated provision for credit losses	19	14	18	43	37
Noninterest income	109	112	110	110	106
Noninterest expense	251	267	262	254	253
Income (loss) before income taxes	419	422	401	358	350
Provision (benefit) for income taxes	91	93	90	80	79
Segment net income (loss)	$328	$329	$311	$278	$271

Financial Services and Commercial Finance
Net interest income (expense)	$189	$190	$171	$169	$159
Net intersegment interest income (expense)	21	21	26	19	18
Segment net interest income	210	211	197	188	177
Allocated provision for credit losses	1	5	5	(4)	(5)
Noninterest income	284	323	308	303	301
Noninterest expense	297	334	312	312	301
Income (loss) before income taxes	196	195	188	183	182
Provision (benefit) for income taxes	40	40	39	38	38
Segment net income (loss)	$156	$155	$149	$145	$144

Insurance Holdings
Net interest income (expense)	$34	$32	$32	$29	$26
Net intersegment interest income (expense)	(11)	(10)	(9)	(7)	(6)
Segment net interest income	23	22	23	22	20
Allocated provision for credit losses	3	—	1	—	1
Noninterest income	515	496	452	484	439
Noninterest expense	417	415	416	408	375
Income (loss) before income taxes	118	103	58	98	83
Provision (benefit) for income taxes	30	26	15	25	21
Segment net income (loss)	$88	$77	$43	$73	$62

Other, Treasury & Corporate (1)
Net interest income (expense)	$94	$70	$91	$115	$147
Net intersegment interest income (expense)	(163)	(157)	(151)	(135)	(130)
Segment net interest income	(69)	(87)	(60)	(20)	17
Allocated provision for credit losses	2	(24)	(10)	(14)	(5)
Noninterest income	(28)	(48)	22	(30)	(6)
Noninterest expense	158	110	95	87	97
Income (loss) before income taxes	(257)	(221)	(123)	(123)	(81)
Provision (benefit) for income taxes	(104)	(78)	(63)	(66)	(61)
Segment net income (loss)	$(153)	$(143)	$(60)	$(57)	$(20)

Total BB&T Corporation
Net interest income (expense)	$1,696	$1,705	$1,687	$1,657	$1,633
Net intersegment interest income (expense)	—	—	—	—	—
Segment net interest income	1,696	1,705	1,687	1,657	1,633
Allocated provision for credit losses	155	146	135	135	150
Noninterest income	1,202	1,235	1,239	1,222	1,180
Noninterest expense	1,768	1,784	1,742	1,720	1,686
Income (loss) before income taxes	975	1,010	1,049	1,024	977
Provision (benefit) for income taxes	177	205	210	202	186
Net income	$798	$805	$839	$822	$791
(1) Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.

BB&T Corporation 5

Consolidated Ending Balance Sheets - Five Quarter Trend
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions)	2019	2018	2018	2018	2018
Assets
Cash and due from banks	$1,873	$2,753	$2,123	$2,046	$1,869
Interest-bearing deposits with banks	751	984	748	662	912
Cash equivalents	252	143	135	213	132
Restricted cash	96	107	147	132	198
Securities available for sale at fair value	26,315	25,038	24,286	23,919	25,017
Securities held to maturity at amortized cost	20,095	20,552	21,082	21,749	22,390
Loans and leases:
Commercial:
Commercial and industrial	61,978	61,935	59,722	60,474	59,132
CRE	20,829	21,060	21,466	21,610	21,497
Lease financing	2,098	2,018	2,028	1,924	1,886
Retail:
Residential mortgage	31,572	31,393	30,821	29,965	28,792
Direct	11,464	11,584	11,618	11,661	11,675
Indirect	17,523	17,425	17,468	17,140	16,680
Revolving credit	3,152	3,132	3,070	2,876	2,766
PCI	441	466	497	533	589
Total loans and leases held for investment	149,057	149,013	146,690	146,183	143,017
Loans held for sale	834	988	1,022	1,615	1,189
Total loans and leases	149,891	150,001	147,712	147,798	144,206
Allowance for loan and lease losses	(1,561)	(1,558)	(1,538)	(1,530)	(1,498)
Premises and equipment	2,078	2,118	2,154	2,154	2,078
Goodwill	9,818	9,818	9,832	9,617	9,617
Core deposit and other intangible assets	726	758	789	647	679
Mortgage servicing rights at fair value	1,036	1,108	1,179	1,143	1,119
Other assets	16,313	13,875	14,236	14,131	14,010
Total assets	$227,683	$225,697	$222,885	$222,681	$220,729
Liabilities
Deposits:
Noninterest-bearing deposits	$53,021	$53,025	$53,646	$54,270	$55,085
Interest checking	28,028	28,130	26,590	27,257	27,217
Money market and savings	63,739	63,467	61,597	63,167	62,169
Time deposits	14,978	16,577	12,723	14,781	13,725
Total deposits	159,766	161,199	154,556	159,475	158,196
Short-term borrowings	6,305	5,178	9,652	3,576	4,321
Long-term debt	24,729	23,709	23,236	24,081	23,410
Accounts payable and other liabilities	6,000	5,433	5,434	5,717	5,140
Total liabilities	196,800	195,519	192,878	192,849	191,067
Shareholders' Equity:
Preferred stock	3,053	3,053	3,053	3,053	3,053
Common stock	3,830	3,817	3,853	3,872	3,899
Additional paid-in capital	6,843	6,849	7,221	7,364	7,593
Retained earnings	18,518	18,118	17,673	17,197	16,712
Accumulated other comprehensive loss	(1,421)	(1,715)	(1,852)	(1,706)	(1,645)
Noncontrolling interests	60	56	59	52	50
Total shareholders' equity	30,883	30,178	30,007	29,832	29,662
Total liabilities and shareholders' equity	$227,683	$225,697	$222,885	$222,681	$220,729
New lease accounting guidance was adopted prospectively in 1Q19 that requires lessees to recognize assets and liabilities related to certain operating leases on the balance sheet.

6 BB&T Corporation

Average Balance Sheets
	Quarter Ended
	March 31		Change
(Dollars in millions)	2019	2018	$	%
Assets
Securities at amortized cost (1):
U.S. Treasury	$3,302	$3,538	$(236)	(6.7)%
U.S. government-sponsored entities (GSE)	2,418	2,385	33	1.4
Mortgage-backed securities issued by GSE	40,044	40,813	(769)	(1.9)
States and political subdivisions	620	1,215	(595)	(49.0)
Non-agency mortgage-backed	315	375	(60)	(16.0)
Other	35	48	(13)	(27.1)
Total securities	46,734	48,374	(1,640)	(3.4)
Other earning assets	2,197	2,250	(53)	(2.4)
Loans and leases:
Commercial:
Commercial and industrial	61,370	58,627	2,743	4.7
CRE	20,905	21,398	(493)	(2.3)
Lease financing	2,021	1,872	149	8.0
Retail:
Residential mortgage	31,370	28,824	2,546	8.8
Direct	11,493	11,791	(298)	(2.5)
Indirect	17,337	16,914	423	2.5
Revolving credit	3,110	2,798	312	11.2
PCI	455	631	(176)	(27.9)
Total loans and leases held for investment	148,061	142,855	5,206	3.6
Loans held for sale	729	1,051	(322)	(30.6)
Total loans and leases	148,790	143,906	4,884	3.4
Total earning assets	197,721	194,530	3,191	1.6
Nonearning assets	27,852	26,889	963	3.6
Total assets	$225,573	$221,419	$4,154	1.9%
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$52,283	$53,396	$(1,113)	(2.1)%
Interest checking	27,622	27,270	352	1.3
Money market and savings	63,325	61,690	1,635	2.7
Time deposits	16,393	13,847	2,546	18.4
Foreign office deposits - interest-bearing	422	935	(513)	(54.9)
Total deposits	160,045	157,138	2,907	1.8
Short-term borrowings	5,624	5,477	147	2.7
Long-term debt	23,247	23,677	(430)	(1.8)
Accounts payable and other liabilities	6,116	5,599	517	9.2
Total liabilities	195,032	191,891	3,141	1.6
Shareholders' equity	30,541	29,528	1,013	3.4
Total liabilities and shareholders' equity	$225,573	$221,419	$4,154	1.9%
New lease accounting guidance was adopted prospectively in 1Q19 that requires lessees to recognize assets and liabilities related to certain operating leases on the balance sheet.
Average balances exclude basis adjustments for fair value hedges.
(1) Includes AFS and HTM securities.

BB&T Corporation 7

Average Balance Sheets - Five Quarter Trend
	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions)	2019	2018	2018	2018	2018
Assets
Securities at amortized cost (1):
U.S. Treasury	$3,302	$4,555	$3,561	$3,537	$3,538
U.S. government-sponsored entities (GSE)	2,418	2,408	2,399	2,384	2,385
Mortgage-backed securities issued by GSE	40,044	38,566	39,111	39,777	40,813
States and political subdivisions	620	725	849	1,051	1,215
Non-agency mortgage-backed	315	326	340	354	375
Other	35	30	39	42	48
Total securities	46,734	46,610	46,299	47,145	48,374
Other earning assets	2,197	2,146	2,412	2,197	2,250
Loans and leases:
Commercial:
Commercial and industrial	61,370	60,553	59,900	59,548	58,627
CRE	20,905	21,301	21,496	21,546	21,398
Lease financing	2,021	1,990	1,941	1,862	1,872
Retail:
Residential mortgage	31,370	31,103	30,500	29,272	28,824
Direct	11,493	11,600	11,613	11,680	11,791
Indirect	17,337	17,436	17,282	16,804	16,914
Revolving credit	3,110	3,070	2,947	2,831	2,798
PCI	455	486	518	559	631
Total loans and leases held for investment	148,061	147,539	146,197	144,102	142,855
Loans held for sale	729	918	1,292	1,650	1,051
Total loans and leases	148,790	148,457	147,489	145,752	143,906
Total earning assets	197,721	197,213	196,200	195,094	194,530
Nonearning assets	27,852	26,412	26,474	26,250	26,889
Total assets	$225,573	$223,625	$222,674	$221,344	$221,419
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$52,283	$53,732	$54,174	$53,963	$53,396
Interest checking	27,622	26,921	26,655	26,969	27,270
Money market and savings	63,325	62,261	62,957	62,105	61,690
Time deposits	16,393	14,682	13,353	13,966	13,847
Foreign office deposits - interest-bearing	422	246	132	673	935
Total deposits	160,045	157,842	157,271	157,676	157,138
Short-term borrowings	5,624	6,979	6,023	5,323	5,477
Long-term debt	23,247	23,488	24,211	23,639	23,677
Accounts payable and other liabilities	6,116	5,351	5,282	5,121	5,599
Total liabilities	195,032	193,660	192,787	191,759	191,891
Shareholders' equity	30,541	29,965	29,887	29,585	29,528
Total liabilities and shareholders' equity	$225,573	$223,625	$222,674	$221,344	$221,419
New lease accounting guidance was adopted prospectively in 1Q19 that requires lessees to recognize assets and liabilities related to certain operating leases on the balance sheet.
Average balances exclude basis adjustments for fair value hedges.
(1) Includes AFS and HTM securities.

8 BB&T Corporation

Average Balances and Rates - Quarters
	Quarter Ended
	March 31, 2019			December 31, 2018
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
(Dollars in millions)	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$3,302	$16	2.01%	$4,555	$25	2.11%
U.S. government-sponsored entities (GSE)	2,418	14	2.24	2,408	14	2.24
Mortgage-backed securities issued by GSE	40,044	258	2.58	38,566	241	2.50
States and political subdivisions	620	6	3.73	725	6	3.53
Non-agency mortgage-backed	315	10	12.51	326	10	11.50
Other	35	—	3.96	30	—	4.51
Total securities	46,734	304	2.60	46,610	296	2.53
Other earning assets	2,197	33	6.01	2,146	14	2.54
Loans and leases:
Commercial:
Commercial and industrial	61,370	656	4.33	60,553	645	4.23
CRE	20,905	261	5.06	21,301	261	4.88
Lease financing	2,021	17	3.33	1,990	18	3.64
Retail:
Residential mortgage	31,370	324	4.13	31,103	319	4.10
Direct	11,493	163	5.75	11,600	164	5.56
Indirect	17,337	338	7.91	17,436	335	7.69
Revolving credit	3,110	73	9.49	3,070	72	9.39
PCI	455	20	17.99	486	26	20.49
Total loans and leases held for investment	148,061	1,852	5.06	147,539	1,840	4.96
Loans held for sale	729	8	4.38	918	10	4.66
Total loans and leases	148,790	1,860	5.06	148,457	1,850	4.96
Total earning assets	197,721	2,197	4.49	197,213	2,160	4.36
Nonearning assets	27,852			26,412
Total assets	$225,573			$223,625
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$27,622	40	0.59	$26,921	34	0.49
Money market and savings	63,325	150	0.96	62,261	125	0.80
Time deposits	16,393	60	1.50	14,682	45	1.22
Foreign office deposits - interest-bearing	422	3	2.43	246	2	2.22
Total interest-bearing deposits	107,762	253	0.95	104,110	206	0.78
Short-term borrowings	5,624	32	2.32	6,979	39	2.18
Long-term debt	23,247	192	3.30	23,488	186	3.19
Total interest-bearing liabilities	136,633	477	1.41	134,577	431	1.28
Noninterest-bearing deposits	52,283			53,732
Accounts payable and other liabilities	6,116			5,351
Shareholders' equity	30,541			29,965
Total liabilities and shareholders' equity	$225,573			$223,625
Average interest-rate spread			3.08			3.08

Net interest income/ net interest margin		$1,720	3.51%		$1,729	3.49%
Taxable-equivalent adjustment		$24			$24
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Yields are on a taxable-equivalent basis utilizing the marginal income tax rates for the periods presented.
(3) Includes AFS and HTM securities.

BB&T Corporation 9

Average Balances and Rates - Quarters
	Quarter Ended
	September 30, 2018			June 30, 2018			March 31, 2018
	(1)	Interest	(2)	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/	Average	Income/	Yields/
(Dollars in millions)	Balances	Expense	Rates	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$3,561	$15	1.80%	$3,537	$17	1.80%	$3,538	$15	1.77%
U.S. government-sponsored entities (GSE)	2,399	13	2.23	2,384	14	2.23	2,385	13	2.23
Mortgage-backed securities issued by GSE	39,111	239	2.45	39,777	241	2.44	40,813	248	2.42
States and political subdivisions	849	10	3.50	1,051	8	3.79	1,215	11	3.78
Non-agency mortgage-backed	340	8	11.32	354	17	17.35	375	7	7.73
Other	39	1	3.79	42	—	3.26	48	—	2.28
Total securities	46,299	286	2.47	47,145	297	2.53	48,374	294	2.44
Other earning assets	2,412	15	2.52	2,197	13	2.24	2,250	25	4.54
Loans and leases:
Commercial:
Commercial and industrial	59,900	612	4.04	59,548	580	3.92	58,627	537	3.72
CRE	21,496	260	4.80	21,546	252	4.64	21,398	234	4.47
Lease financing	1,941	17	3.04	1,862	12	3.05	1,872	14	3.00
Retail:
Residential mortgage	30,500	313	4.08	29,272	291	4.01	28,824	289	4.00
Direct	11,613	155	5.34	11,680	150	5.10	11,791	141	4.90
Indirect	17,282	335	7.56	16,804	311	7.46	16,914	304	7.31
Revolving credit	2,947	63	9.47	2,831	67	9.16	2,798	67	8.94
PCI	518	26	20.14	559	26	18.92	631	30	19.21
Total loans and leases held for investment	146,197	1,781	4.83	144,102	1,689	4.70	142,855	1,616	4.57
Loans held for sale	1,292	14	4.28	1,650	17	4.02	1,051	9	3.66
Total loans and leases	147,489	1,795	4.83	145,752	1,706	4.70	143,906	1,625	4.57
Total earning assets	196,200	2,096	4.24	195,094	2,016	4.14	194,530	1,944	4.04
Nonearning assets	26,474			26,250			26,889
Total assets	$222,674			$221,344			$221,419
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$26,655	28	0.45	$26,969	29	0.42	$27,270	25	0.37
Money market and savings	62,957	109	0.68	62,105	86	0.56	61,690	67	0.44
Time deposits	13,353	34	0.98	13,966	30	0.86	13,847	23	0.68
Foreign office deposits - interest-bearing	132	1	1.93	673	3	1.77	935	3	1.42
Total interest-bearing deposits	103,097	172	0.66	103,713	148	0.57	103,742	118	0.46
Short-term borrowings	6,023	29	1.94	5,323	23	1.77	5,477	20	1.43
Long-term debt	24,211	181	2.99	23,639	166	2.81	23,677	150	2.54
Total interest-bearing liabilities	133,331	382	1.14	132,675	337	1.02	132,896	288	0.87
Noninterest-bearing deposits	54,174			53,963			53,396
Accounts payable and other liabilities	5,282			5,121			5,599
Shareholders' equity	29,887			29,585			29,528
Total liabilities and shareholders' equity	$222,674			$221,344			$221,419
Average interest-rate spread			3.10			3.12			3.17

Net interest income/ net interest margin		$1,714	3.47%		$1,679	3.45%		$1,656	3.44%
Taxable-equivalent adjustment		$27			$22			$23
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Yields are on a taxable-equivalent basis utilizing the marginal income tax rates for the periods presented.
(3) Includes AFS and HTM securities.

10 BB&T Corporation

Credit Quality
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions)	2019	2018	2018	2018	2018
Nonperforming Assets
Nonaccrual loans and leases:
Commercial:
Commercial and industrial	$196	$200	$238	$243	$257
CRE	75	65	46	61	67
Lease financing	1	3	6	9	13
Retail:
Residential mortgage	121	119	120	119	127
Direct	53	53	55	58	64
Indirect	80	82	72	68	74
Total nonaccrual loans and leases held for investment (1)	526	522	537	558	602
Foreclosed real estate	33	35	39	43	40
Other foreclosed property	25	28	25	23	27
Total nonperforming assets(1)	$584	$585	$601	$624	$669
Performing Troubled Debt Restructurings (TDRs) (2)
Commercial:
Commercial and industrial	$63	$65	$56	$44	$38
CRE	9	10	12	11	12
Retail:
Residential mortgage	669	656	643	647	627
Direct	54	55	56	58	59
Indirect	306	305	295	284	277
Revolving credit	29	28	28	29	29
Total performing TDRs (2)(3)	$1,130	$1,119	$1,090	$1,073	$1,042
Loans 90 Days or More Past Due and Still Accruing
Retail:
Residential mortgage	$377	$405	$367	$374	$420
Direct	7	7	6	4	6
Indirect	5	6	6	4	5
Revolving credit	14	14	12	10	11
PCI	28	30	40	43	48
Total loans 90 days past due and still accruing	$431	$462	$431	$435	$490
Loans 30-89 Days Past Due
Commercial:
Commercial and industrial	$36	$34	$35	$26	$31
CRE	3	5	4	4	10
Lease financing	3	1	1	2	1
Retail:
Residential mortgage	478	456	510	441	400
Direct	67	61	59	52	55
Indirect	316	436	418	337	272
Revolving credit	27	28	27	21	21
PCI	18	23	21	22	24
Total loans 30-89 days past due	$948	$1,044	$1,075	$905	$814
Excludes loans held for sale.
(1) Sales of nonperforming loans totaled $30 million, $30 million, $20 million, $12 million and $33 million for the quarter ended March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018, respectively.

(2) Excludes TDRs that are nonperforming totaling $178 million, $176 million, $176 million, $191 million and $196 million at March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018, respectively. These amounts are included in total nonperforming assets.

(3) Sales of performing TDRs, which were primarily residential mortgage loans, totaled $33 million, $15 million, $34 million, $17 million and $29 million for the quarter ended March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018, respectively.

BB&T Corporation 11

Credit Quality
	As of/For the Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions)	2019	2018	2018	2018	2018
Allowance for Credit Losses
Beginning balance	$1,651	$1,648	$1,640	$1,614	$1,609
Provision for credit losses (excluding PCI loans)	156	147	141	142	153
Provision (benefit) for PCI loans	(1)	(1)	(6)	(7)	(3)
Charge-offs:
Commercial:
Commercial and industrial	(17)	(18)	(28)	(23)	(23)
CRE	(8)	(5)	—	(2)	(6)
Lease financing	(1)	(1)	(1)	(1)	(1)
Retail:
Residential mortgage	(5)	(8)	(4)	(5)	(4)
Direct	(18)	(18)	(17)	(17)	(19)
Indirect	(109)	(108)	(94)	(82)	(107)
Revolving credit	(26)	(22)	(20)	(21)	(21)
PCI	—	—	(2)	—	—
Total charge-offs	(184)	(180)	(166)	(151)	(181)
Recoveries:
Commercial:
Commercial and industrial	6	7	13	11	8
CRE	1	4	1	1	2
Lease financing	—	—	—	1	—
Retail:
Residential mortgage	1	1	—	1	—
Direct	6	5	6	6	6
Indirect	17	15	15	17	15
Revolving credit	6	5	4	5	5
Total recoveries	37	37	39	42	36
Net charge-offs	(147)	(143)	(127)	(109)	(145)
Ending balance	$1,659	$1,651	$1,648	$1,640	$1,614
Allowance for Credit Losses:
Allowance for loan and lease losses (excluding PCI loans)	$1,553	$1,549	$1,528	$1,512	$1,473
Allowance for PCI loans	8	9	10	18	25
Reserve for unfunded lending commitments	98	93	110	110	116
Total	$1,659	$1,651	$1,648	$1,640	$1,614

12 BB&T Corporation

Credit Quality
	As of/For the Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2019	2018	2018	2018	2018
Asset Quality Ratios
Loans 30-89 days past due and still accruing as a percentage of loans and leases	0.64%	0.70%	0.73%	0.62%	0.57%
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.29	0.31	0.29	0.30	0.34
Nonperforming loans and leases as a percentage of loans and leases	0.35	0.35	0.37	0.38	0.42
Nonperforming assets as a percentage of:
Total assets	0.26	0.26	0.27	0.28	0.30
Loans and leases plus foreclosed property	0.39	0.39	0.41	0.43	0.47
Net charge-offs as a percentage of average loans and leases	0.40	0.38	0.35	0.30	0.41
Allowance for loan and lease losses as a percentage of loans and leases	1.05	1.05	1.05	1.05	1.05
Ratio of allowance for loan and lease losses to:
Net charge-offs	2.62X	2.76X	3.05X	3.49X	2.55X
Nonperforming loans and leases	2.97X	2.99X	2.86X	2.74X	2.49X
Asset Quality Ratios (Excluding Government Guaranteed and PCI)
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.04%	0.04%	0.04%	0.04%	0.04%
Applicable ratios are annualized. Loans and leases exclude loans held for sale.

	March 31, 2019
			Past Due 30-89		Past Due 90+
(Dollars in millions)	Current Status		Days		Days		Total
Troubled Debt Restructurings
Performing TDRs: (1)
Commercial:
Commercial and industrial	$62	98.4%	$1	1.6%	$—	—%	$63
CRE	9	100.0	—	—	—	—	9
Retail:
Residential mortgage	384	57.4	121	18.1	164	24.5	669
Direct	52	96.3	2	3.7	—	—	54
Indirect	261	85.3	45	14.7	—	—	306
Revolving credit	25	86.3	3	10.3	1	3.4	29
Total performing TDRs (1)	793	70.2	172	15.2	165	14.6	1,130
Nonperforming TDRs (2)	85	47.8	13	7.3	80	44.9	178
Total TDRs (1)(2)	$878	67.2%	$185	14.1%	$245	18.7%	$1,308

			Quarter Ended
			March 31	Dec. 31	Sept. 30	June 30	March 31
			2019	2018	2018	2018	2018
Net Charge-offs as a Percentage of Average Loans and Leases:
Commercial:
Commercial and industrial			0.07%	0.06%	0.11%	0.08%	0.11%
CRE			0.13	0.02	(0.02)	0.01	0.08
Lease financing			0.10	0.17	0.16	0.12	0.09
Retail:
Residential mortgage			0.05	0.10	0.05	0.05	0.05
Direct			0.42	0.43	0.38	0.40	0.43
Indirect			2.15	2.14	1.79	1.56	2.21
Revolving credit			2.64	2.25	2.11	2.21	2.37
PCI			—	—	1.53	—	—
Total loans and leases			0.40	0.38	0.35	0.30	0.41
Applicable ratios are annualized.
(1) Past due performing TDRs are included in past due disclosures.
(2) Nonperforming TDRs are included in nonaccrual loan disclosures.

BB&T Corporation 13

Capital Information - Five Quarter Trend
	As of/For the Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions, except per share data, shares in thousands)	2019	2018	2018	2018	2018
Selected Capital Information	(preliminary)
Risk-based capital:
Common equity tier 1	$18,848	$18,405	$18,325	$18,364	$18,104
Tier 1	21,899	21,456	21,376	21,415	21,155
Total	26,074	24,963	24,979	25,011	24,719
Risk-weighted assets	183,377	181,260	179,195	179,892	176,818
Average quarterly tangible assets	217,247	215,872	214,498	213,523	213,404
Risk-based capital ratios:
Common equity tier 1	10.3%	10.2%	10.2%	10.2%	10.2%
Tier 1	11.9	11.8	11.9	11.9	12.0
Total	14.2	13.8	13.9	13.9	14.0
Leverage capital ratio	10.1	9.9	10.0	10.0	9.9
Equity as a percentage of total assets	13.6	13.4	13.5	13.4	13.4
Common equity per common share	$36.26	$35.46	$34.90	$34.51	$34.06

Calculations of Tangible Common Equity and Related Measures: (1)
Total shareholders' equity	$30,883	$30,178	$30,007	$29,832	$29,662
Less:
Preferred stock	3,053	3,053	3,053	3,053	3,053
Noncontrolling interests	60	56	59	52	50
Intangible assets, net of deferred taxes	10,326	10,360	10,407	10,052	10,084
Tangible common equity	$17,444	$16,709	$16,488	$16,675	$16,475

Outstanding shares at end of period (in thousands)	765,920	763,326	770,620	774,447	779,752

Tangible Common Equity Per Common Share	$22.78	$21.89	$21.40	$21.53	$21.13

(1)
Tangible common equity and related measures are non-GAAP measures that exclude the impact of intangible assets, net of deferred taxes, and their related amortization. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. BB&T's management uses these measures to assess the quality of capital and returns relative to balance sheet risk and believes investors may find them useful in their analysis of the Corporation. In 1Q19, the calculation of tangible common shareholder's equity was updated to include the impact of deferred taxes on intangible assets. Prior periods have been adjusted to conform to the new presentation. These measures are not necessarily comparable to similar measures that may be presented by other companies.

14 BB&T Corporation

Selected Items, Selected Mortgage Banking Information & Additional Information
				Favorable (Unfavorable)
					After-Tax at
(Dollars in millions)				Pre-Tax	Marginal Rate
Selected Items
First Quarter 2019
None				N/A	N/A

Fourth Quarter 2018
None				N/A	N/A

Third Quarter 2018
None				N/A	N/A

Second Quarter 2018
None				N/A	N/A

First Quarter 2018
None				N/A	N/A

	As of/For the Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions, except per share data)	2019	2018	2018	2018	2018
Mortgage Banking Income
Residential mortgage production revenue	$20	$22	$29	$42	$44
Residential mortgage servicing revenue	61	65	63	63	65
Realization of expected residential MSR cash flows	(33)	(37)	(35)	(38)	(33)
Commercial mortgage production revenue	11	28	20	23	22
Commercial mortgage servicing revenue	10	9	10	10	9
Realization of expected commercial MSR cash flows	(7)	(7)	(7)	(8)	(9)
Mortgage banking income before MSR valuation	62	80	80	92	98
Income statement impact of mortgage servicing rights valuation:
MSRs fair value increase (decrease)	(54)	(55)	35	25	68
MSRs hedge gains (losses)	55	61	(36)	(23)	(67)
Net MSRs valuation	1	6	(1)	2	1
Total mortgage banking income	$63	$86	$79	$94	$99
Other Mortgage Banking Information
Residential mortgage loan originations	$2,383	$2,735	$4,265	$4,411	$3,328
Residential mortgage servicing portfolio (1):
Loans serviced for others	86,119	87,270	88,323	88,492	88,746
Bank-owned loans serviced	31,861	31,335	31,137	30,261	29,081
Total servicing portfolio	117,980	118,605	119,460	118,753	117,827
Weighted-average coupon rate on mortgage loans serviced for others	4.06%	4.04%	4.03%	4.01%	4.00%
Weighted-average servicing fee on mortgage loans serviced for others	0.278	0.277	0.277	0.277	0.277

Additional Information
Derivatives notional amount	$72,998	$67,738	$68,400	$71,427	$78,649
Fair value of derivatives, net	158	(1)	(253)	(203)	(213)
Common stock prices:
High	52.45	52.11	53.08	56.03	56.31
Low	42.79	40.68	48.41	50.13	49.65
End of period	46.53	43.32	48.54	50.44	52.04
Banking offices	1,871	1,879	1,958	1,967	2,047
ATMs	2,503	2,573	2,764	2,768	2,836
FTEs	35,334	35,852	36,233	35,782	35,908
(1) Amounts reported are unpaid principal balance.

BB&T Corporation 15

Non-GAAP Reconciliations
	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions)	2019	2018	2018	2018	2018
Efficiency Ratio (1)
Efficiency Ratio Numerator - Noninterest Expense - GAAP	$1,768	$1,784	$1,742	$1,720	$1,686
Amortization of intangibles	(32)	(34)	(33)	(31)	(33)
Merger-related and restructuring charges, net	(80)	(76)	(18)	(24)	(28)
Efficiency Ratio Numerator - Adjusted	$1,656	$1,674	$1,691	$1,665	$1,625

Efficiency Ratio Denominator - Revenue (2) - GAAP	$2,898	$2,940	$2,926	$2,879	$2,813
Taxable equivalent adjustment	24	24	27	22	23
Securities (gains) losses, net	—	(2)	—	(1)	—
Efficiency Ratio Denominator - Adjusted	$2,922	$2,962	$2,953	$2,900	$2,836

Efficiency Ratio - GAAP	61.0%	60.7%	59.5%	59.7%	60.0%
Efficiency Ratio - Adjusted	56.6	56.5	57.3	57.4	57.3

(1)
The adjusted efficiency ratio is non-GAAP in that it excludes securities gains (losses), amortization of intangible assets, merger-related and restructuring charges and other selected items. BB&T's management uses this measure in their analysis of the Corporation's performance. BB&T's management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of significant gains and charges. These measures are not necessarily comparable to similar measures that may be presented by other companies.

(2)	Revenue is defined as net interest income plus noninterest income.

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions)	2019	2018	2018	2018	2018
Return on Average Tangible Common Shareholders' Equity (1)
Net income available to common shareholders	$749	$754	$789	$775	$745
Plus: Amortization of intangibles, net of tax	25	25	26	24	24
Tangible net income available to common shareholders	$774	$779	$815	$799	$769

Average common shareholders' equity	$27,432	$26,860	$26,782	$26,483	$26,428
Less: Average intangible assets, net of deferred taxes	10,343	10,391	10,409	10,068	10,101
Average tangible common shareholders' equity	$17,089	$16,469	$16,373	$16,415	$16,327

Return on average common shareholders' equity	11.08%	11.14%	11.69%	11.74%	11.43%
Return on average tangible common shareholders' equity	18.36	18.77	19.74	19.52	19.11

(1)
Tangible common equity and related measures are non-GAAP measures that exclude the impact of intangible assets, net of deferred taxes, and their related amortization. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. BB&T's management uses these measures to assess the quality of capital and returns relative to balance sheet risk and believes investors may find them useful in their analysis of the Corporation. In 1Q19, the calculation of tangible common shareholder's equity was updated to include the impact of deferred taxes on intangible assets. Prior periods have been adjusted to conform to the new presentation. These measures are not necessarily comparable to similar measures that may be presented by other companies.

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
(Dollars in millions, except per share data)	2019	2018	2018	2018	2018
Diluted EPS (1)
Net income available to common shareholders - GAAP	$749	$754	$789	$775	$745
Merger-related and restructuring charges	64	59	13	17	22
Securities gains (losses), net	—	(1)	—	(1)	—
Net income available to common shareholders - adjusted	$813	$812	$802	$791	$767

Weighted average shares outstanding - diluted	774,071	775,402	781,867	785,750	791,005

Diluted EPS - GAAP	$0.97	$0.97	$1.01	$0.99	$0.94
Diluted EPS - adjusted	1.05	1.05	1.03	1.01	0.97

(1)
The adjusted diluted earnings per share is non-GAAP in that it excludes merger-related and restructuring charges and other selected items, net of tax. BB&T's management uses this measure in their analysis of the Corporation's performance. BB&T's management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of significant gains and charges.

16 BB&T Corporation